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                                                                   Exhibit 10.37


                             AMENDMENT NO. 1 TO THE

                              BINDER OF REINSURANCE

I.       PARTIES:

         Company: PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY Rensselaer, New York; and AMERICAN PHOENIX LIFE & REASSURANCE COMPANY Hartford, Connecticut

         Reinsurer:   EUROPEAN REINSURANCE COMPANY OF ZURICH (BERMUDA BRANCH)
                      Hamilton, Bermuda

II. AGREEMENT AMENDED: The Binder of Reinsurance effective September 30, 1999 and executed by the Company and the Reinsurer on September 30, 1999.

III. EFFECTIVE DATE OF AMENDMENT: This Amendment No. 1 shall be effective at September 30, 1999.

IV.      AMENDMENT:

         1. The second paragraph subtitled "Section B" of the section entitled "COMPANY RETENTIONS" is hereby deleted in its entirety and the following substituted in lieu thereof:

                  "Section B: The Section B Aggregate Retention shall equal one-hundred-million dollars ($100,000,000) plus an amount equal to (x) minus (y), where:

                  (x) is equal to premiums collected by the Company on or after October 1, 1999 on Section B Subject Business, net of that portion of such premiums paid by the Company on or after October 1, 1999 for reinsurance that inures to the benefit of the Reinsurer hereunder on Section B Subject Business; and

                  (y) is equal to any fees and/or commissions paid by the Company on or after October 1, 1999 to entities not affiliated with the Company that are contractually required and directly related to (x) above."

         2. The section entitled "SUBSTITUTION OF REPUDIATION LOSSES" is hereby deleted in its entirety.

         3. Exhibit A, as referred to in the Agreement, is hereby attached to the Agreement and incorporated therein.


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V.       OTHER TERMS: All other terms and conditions remain the same.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their duly authorized representatives,


In Rensselaer, New York, this 1st day of February, 2000


                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY


Attest: /s/ Barbara J. Opacki            By:     /s/ David W. Searfoss
        ----------------------------             -----------------------------

Name:   Barbara J. Opacki                Name:   David W. Searfoss
        ----------------------------             -----------------------------

Title:  Administrative Assistant         Title:  Executive Vice President and
        ----------------------------             -----------------------------
                                                 Chief Financial Officer
                                                 -----------------------------


And in Hartford, Connecticut, this 1st day of February, 2000


                   AMERICAN PHOENIX LIFE & REASSURANCE COMPANY


Attest: /s/ Barbara J. Opacki            By:     /s/ David W. Searfoss
        ----------------------------             -----------------------------

Name:   Barbara J. Opacki                Name:   David W. Searfoss
        ----------------------------             -----------------------------

Title:  Administrative Assistant         Title:  Executive Vice President and
        ----------------------------             -----------------------------
                                                 Chief Financial Officer
                                                 -----------------------------


And in Hamilton, Bermuda, this 31st day of February, 2000


             EUROPEAN REINSURANCE COMPANY OF ZURICH (BERMUDA BRANCH)


By:     /s/ David R. Whiting             By:     /s/ Karen Pehrson
        ----------------------------             -----------------------------

Name:   David R. Whiting                 Name:   Karen Pehrson
        ----------------------------             -----------------------------

Title:  Member of Senior Management      Title:  Member of Management
        ----------------------------             -----------------------------


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                                                                       Exhibit A

[*]; EXHIBIT A WHICH IS 48 PAGES IS A CONFIDENTIAL PORTION AND HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.